UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)              JUNE 18, 2001
                                                     ---------------------------

                      KANSAS CITY SOUTHERN INDUSTRIES, INC.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)

         DELAWARE                   1-4717                     44-0663509
------------------            ----------------------     -----------------------
(State or other jurisdiction  (Commission File Number)   (IRS Employer
of incorporation)                                         Identification No.)

                114 WEST 11TH STREET, KANSAS CITY, MISSOURI 64105
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (816)-983-1303

                                 NOT APPLICABLE
                        ---------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.      OTHER EVENTS.

     In May 2001, Kansas City Southern Industries, Inc. (the "Company") filed, pursuant to Rule 415 under the Securities Act of 1933 (the "Act"), a registration statement on Form S-3 (Registration No. 333-61006), which was declared effective on June 5, 2001. On June 7, 2001, the Company filed a Preliminary Prospectus Supplement relating to the offering of 4,600,000 of the Company's Mandatory Convertible Units and a Preliminary Prospectus Supplement relating to the offering of 4,000,000 shares of the Company's common stock. In this connection, the Company is filing certain exhibits as part of this Form 8-K. See "Item 7. Exhibits."


ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements:  None

(b)      Pro Forma Financial Information:  None

(c)      Exhibits

     The following exhibits are filed with reference to the Registration Statement on Form S-3 (Registration No. 333-61006) of the Company:

EXHIBIT NO.            DESCRIPTION
-----------            -----------

1.1           Form of Underwriting Agreement for the Mandatory Convertible Units

1.2           Form of Underwriting Agreement for the Common Stock

4.7 Form of Purchase Contract Agreement between the Company and the Purchase Contract Agent named therein

4.8           Form of Corporate Units Certificate (included as Exhibit A to
              Exhibit 4.7)

4.9           Form of Treasury Units Certificate (included as Exhibit B to
              Exhibit 4.7)

4.10 Form of Pledge Agreement among the Company, the Collateral Agent and the Purchase Contract Agent each named therein

4.11 Form of Remarketing Agreement among the Company, the Purchase Contract Agent and the Remarketing Agent each named therein

5.1 Opinion of Sonnenschein Nath & Rosenthal regarding the legality of the securities

8.1 Opinion of Sonnenschein Nath & Rosenthal regarding tax matters with respect to the Mandatory Convertible Units

8.2 Opinion of Sonnenschein Nath & Rosenthal regarding tax matters with respect to the Common Stock

23.3 Consent of Sonnenschein Nath & Rosenthal (included in Exhibits 5.1, 8.1 and 8.2)

25.1 Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     KANSAS CITY SOUTHERN INDUSTRIES, INC.



                                     By:      /S/ LOUIS G. VAN HORN
                                        ----------------------------------------
                                              Louis G. Van Horn
                                              Vice President and Comptroller

Date:  June 18, 2001

                                  EXHIBIT INDEX


EXHIBIT NO.            DESCRIPTION
-----------            -----------

1.1           Form of Underwriting Agreement for the Mandatory Convertible Units

1.2           Form of Underwriting Agreement for the Common Stock

4.7 Form of Purchase Contract Agreement between the Company and the Purchase Contract Agent named therein

4.8           Form of Corporate Units Certificate (included as Exhibit A to
              Exhibit 4.7)

4.9           Form of Treasury Units Certificate (included as Exhibit B to
              Exhibit 4.7)

4.10 Form of Pledge Agreement among the Company, the Collateral Agent and the Purchase Contract Agent each named therein

4.11 Form of Remarketing Agreement among the Company, the Purchase Contract Agent and the Remarketing Agent each named therein

5.1 Opinion of Sonnenschein Nath & Rosenthal regarding the legality of the securities

8.1 Opinion of Sonnenschein Nath & Rosenthal regarding tax matters with respect to the Mandatory Convertible Units

8.2 Opinion of Sonnenschein Nath & Rosenthal regarding tax matters with respect to the Common Stock

23.3 Consent of Sonnenschein Nath & Rosenthal (included in Exhibits 5.1, 8.1 and 8.2)

25.1 Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939